HAWAIIAN TAX-FREE TRUST

                         Supplement to the Prospectuses
                                       and
                       Statement of Additional Information

                               Dated July 24, 2006

         The material in the Prospectuses under the caption "Information about the Adviser and the Administrator" relating to the management of the Trust's portfolio is modified to read as follows:

         Mr. Stephen Rodgers manages the Trust's portfolio.

         Mr. Rodgers, CFA, is a Senior Vice President of Bank of Hawaii, where he is also the manager of the Fixed Income Division within the Bank of Hawaii's Asset Management Group that oversees nearly $5 billion of client assets in a variety of taxable and tax-free products and portfolios.

         Mr. Rodgers has worked with Mr. Robert Crowell, the fund's prior portfolio manager, providing analysis on the Trust's portfolio since 2003. Mr. Rodgers has been with the Bank of Hawaii since 1995. Prior to joining the Asset Management Group, he was the senior portfolio manager in the Bank's Treasury Division with direct responsibility for its $3 billion fixed income investment portfolio and overseeing the bank's Asset/Liability Management analytics and profile.

         Mr. Rodgers was born and raised in Hawaii. He is a graduate of University High School and earned his BA degree as a double major in Economics and English from Amherst College and an MBA in Finance from the University of Hawaii. He is also a Chartered Financial Analyst (CFA) charter holder.

         The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the Trust.

         The material in the Statement of Additional Information under the caption "Additional Information About the Portfolio Managers" is modified to delete reference to Mr. Robert Crowell, who is no longer a co-manager of the Trust's portfolio.

                         The date of this supplement is

                                 March 16, 2007